Debt and Other Financing Arrangements	12 Months Ended
Dec. 31, 2011
Debt And Other Financing Arrangements Disclosure [Abstract]
Debt and Other Financing Arrangements [Text Block]

Note 9.       Debt and Other Financing Arrangements

(In millions except per share amounts)	2011	2010

Commercial Paper	$900.0	$—
3.25% Senior Subordinated Convertible Notes, Due 2024 Convertible at $40.20 per Share	—	329.3
2.15% Senior Notes, Due 2012 (effective interest rate 0.93%)	350.0	350.0
2.05% Senior Notes, Due 2014 (effective interest rate 1.11%)	300.0	—
3.25% Senior Notes, Due 2014 (effective interest rate 1.53%)	400.0	400.0
3.20% Senior Notes, Due 2015 (effective interest rate 1.56%)	450.0	450.0
5.00% Senior Notes, Due 2015 (effective interest rate 5.14%)	250.0	250.0
3.20% Senior Notes, Due 2016 (effective interest rate 3.21%)	900.0	—
2.25% Senior Notes, Due 2016 (effective interest rate 2.29%)	1,000.0	—
4.70% Senior Notes, Due 2020 (effective interest rate 4.70%)	300.0	300.0
4.50% Senior Notes, Due 2021 (effective interest rate 4.58%)	1,000.0	—
3.60% Senior Notes, Due 2021 (effective interest rate 4.29%)	1,100.0	—
Other	35.0	24.3

Total Borrowings at Par Value	6,985.0	2,103.6
Fair Value Hedge Accounting Adjustments	55.0	37.3
Unamortized Discount	(12.0)	(3.8)

Total Borrowings at Carrying Value	7,028.0	2,137.1
Less: Short-term Obligations and Current Maturities	1,272.8	105.8

Long-term Obligations	$5,755.2	$2,031.3

       The effective interest rates for the fixed-rate debt include the stated interest on the notes, the accretion of any discount and, if applicable, adjustments related to hedging, as discussed below.

        The annual repayment requirements for debt obligations are as follows:

(In millions)

2012	$1,268.7
2013	3.0
2014	702.8
2015	709.1
2016	1,900.5
2017 and thereafter	2,400.9

$6,985.0

       See Note 12 for fair value information pertaining to the company's long-term obligations.

       Short-term obligations and current maturities of long-term obligations in the accompanying balance sheet included $917.1 million and $3.7 million at year-end 2011 and 2010, respectively, of commercial paper, short-term bank borrowings and borrowings under lines of credit of certain of the company's subsidiaries. The weighted average interest rate for short-term borrowings was 0.51% and 10.63% at December 31, 2011 and 2010, respectively. In addition to available borrowings under the company's revolving credit agreements, discussed below, the company had unused lines of credit of $64.6 million as of December 31, 2011. These unused lines of credit generally provide for short-term unsecured borrowings at various interest rates.

Credit Facilities

       The company has a revolving credit facility with a bank group that provides for up to $1 billion of unsecured multi-currency revolving credit that will expire in August 2012. The agreement calls for interest at either a LIBOR-based rate or a rate based on the prime lending rate of the agent bank, at the company's option. The rate at December 31, 2011, was between 0.40% and 1.00% (depending on duration) under the more favorable of the two rates. The revolving credit facility allows for the issuance of letters of credit, which reduces the amount available for borrowing. The agreement contains affirmative, negative and financial covenants, and events of default customary for financings of this type. The financial covenant requires the company to maintain a leverage ratio below a certain maximum level. The company was in compliance with all covenants between 2009 and 2011. The credit agreement permits the company to use the facility for working capital; acquisitions; repurchases of common stock, debentures and other securities; the refinancing of debt; and general corporate purposes. As of December 31, 2011, there were no borrowings under the revolver and $49 million in letters of credit outstanding, resulting in $951.0 million of borrowings available under the revolving credit facility.

       In June 2011, the company obtained an additional short-term revolving credit facility that expires in June 2012 which permits borrowings up to $1 billion. The purpose of this revolver is to be available in the event borrowings are not possible under the company's commercial paper program, discussed below, due to credit market conditions or other events. Interest on the credit facility would be computed, at the company's election, based on one of several Federal Funds, Prime or LIBOR-based rates. The most favorable rate at December 31, 2011, was between 1.21% and 1.58% (depending on duration). The agreement contains affirmative, negative and financial covenants, and events of default customary for financings of this type. The financial covenant requires the company to maintain a leverage ratio below a certain maximum level. The company was in compliance with all covenants during 2011. As of December 31, 2011, there were no borrowings under this revolver.

       The company expects to renew these facilities before their expiration, for all or a portion of the available borrowings thereunder.

Commercial Paper Program

       In August 2011, the Company established a U.S. commercial paper program pursuant to which it may issue and sell unsecured, short-term promissory notes (CP Notes). Maturities may not exceed 397 days from the date of issue and the CP Notes rank pari passu with all of the company's other unsecured and unsubordinated indebtedness. CP Notes are issued on a private placement basis under customary terms in the commercial paper market and are not redeemable prior to maturity nor subject to voluntary prepayment. CP Notes are issued at a discount from par, or, alternatively, are sold at par and bear varying interest rates on a fixed or floating basis. As of December 31, 2011, outstanding borrowings under this program were $900 million, with a weighted average remaining period to maturity of 23 days. The interest rates on the outstanding CP Notes as of December 31, 2011 were between 0.38% and 0.70% with a weighted average of 0.47%. Borrowings under this program were used to partially fund the acquisition of Phadia (see Note 2).

Senior Notes

       Interest on each of the senior notes is payable semi-annually. Each of the notes may be redeemed at any time at a redemption price of 100% of the principal amount plus a specified make-whole premium plus accrued interest. The company is subject to certain affirmative and negative covenants under the indentures governing the senior notes, the most restrictive of which limits the ability of the company to pledge principal properties as security under borrowing arrangements.

Termination of Interest Rate Swap Arrangements

       In August 2011, the company terminated its fixed to floating rate swap arrangements on its 2.15% Senior Notes due 2012, 2.05% Senior Notes due 2014, 3.25% Senior Notes due 2014 and 3.20% Senior Notes due 2015. These swap arrangements were accounted for as fair value hedges. As a result of terminating these arrangements, the company received $63 million (excluding accrued interest) in cash. The proceeds were recorded as part of the carrying value of the underlying debt, which will be amortized as a reduction of interest expense over the remaining terms of the respective debt instruments.

Cash Flow Hedge Arrangements

       Prior to issuing the 5% Senior Notes due 2015, the company entered into forward starting pay fixed swap agreements with several banks to mitigate the risk of interest rates rising prior to completion of a debt offering. Based on the company's conclusion that a debt offering was probable and that such debt would carry semi-annual interest payments over a 10-year term, the swaps hedged the cash flow risk for each of the semi-annual fixed-rate interest payments on $250 million of principal amount of the 10-year fixed-rate debt issue (or any subsequent refinancing of such debt). The unfavorable change in the fair value of the hedge upon termination was $2.0 million, net of tax, and was classified as a reduction of accumulated other comprehensive items within shareholders' equity and is being amortized to interest expense over the term of the debt through 2015.

       Prior to issuing the 3.60% Senior Notes due 2021, the company entered into hedging agreements (treasury locks) with several banks to mitigate the risk of interest rates rising prior to completion of a debt offering. Based on the company's conclusion that a debt offering was probable and that such debt would carry semi-annual interest payments over a 10-year term, the agreements hedged the cash flow risk for each of the semi-annual fixed-rate interest payments on a significant portion of principal amount of the 10-year fixed rate debt issue (or subsequent financings of such debt). The company paid $59 million at the termination of this agreement. The unfavorable change in the fair value of the hedge upon termination was $37 million, net of tax, and was classified as a reduction of accumulated other comprehensive items within shareholders' equity and is being amortized to interest expense over the term of the debt through 2021.

3.25% Senior Subordinated Convertible Notes due 2024

       During the first quarter of 2011 following issuance of a redemption notice by the company, holders of the company's 3.25% Senior Subordinated Convertible Notes due 2024 exercised conversion rights for substantially all of the remaining $329 million principal outstanding. The balance not converted by holders was redeemed by the company. The company paid the principal and the premium due upon conversion/redemption in cash for a total outlay of $452 million. The premium was charged to capital in excess of par value when paid.

Floating Rate Senior Convertible Debentures due 2033

       During 2010, following issuance of a redemption notice by the company, holders of the company's Floating Rate Convertible Senior Debentures due 2033 exercised conversion rights for the remaining $326 million in par value. The company paid the principal and the premium due upon conversion in cash for a total outlay of $573 million. The premium was charged to capital in excess of par value when paid.

6 1/8% Senior Subordinated Notes due 2015

       The 6 1/8% Senior Subordinated Notes due 2015 were redeemed in 2010 for a total cash outlay of $515 million plus accrued interest. The company recorded a loss of $15 million in 2010 on the early extinguishment of this debt in other expense, net on the accompanying statement of income.

2.50% Senior Convertible Notes due 2023

       During the fourth quarter of 2009, the company purchased $282 million aggregate principal amount of its 2.50% Senior Convertible Notes due 2023 for an aggregate of $587 million including accrued and unpaid interest. The company recorded a loss of $10 million in 2009 on the early extinguishment of this debt in other expense, net on the accompanying statement of income. During 2010, the company purchased all of the remaining $13 million aggregate principal amount of the 2.50% Senior Convertible Notes due 2023 for an aggregate of $28 million. The premium was charged to capital in excess of par value when paid.

6 3/4% Senior Subordinated Notes due 2014

       The 6 3/4% Senior Subordinated Notes due 2014 were redeemed in December 2009 for a total cash outlay of $317 million, including accrued interest. The company recorded a loss of $5 million in 2009 on the early extinguishment of this debt in other expense, net on the accompanying statement of income.